                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 12, 2002
                Date of Report (Date of earliest event reported)


                                  INERGY, L.P.
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-32453                   43-1918951
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)



                      Two Brush Creek Boulevard, Suite 200
                              Kansas City, MO 64112
                    (Address of principal executive offices)


                                 (816) 842-8181
              (Registrant's telephone number, including area code)

Item 5.   Other Events

Inergy, L.P. (Inergy) adopted SFAS No. 142 "Goodwill and Other Intangible Assets" on October 1, 2001. This standard prescribes the accounting treatment for both identifiable intangibles and goodwill after initial recognition. Upon adoption of the standard, amortization of goodwill and indefinite life intangibles ceased and accumulated amortization as of September 30, 2001 reduced the carrying value of these assets. Periodic impairment testing of these assets is now required. Definite life intangibles continue to be amortized over their useful lives. Concurrent with adoption, Inergy evaluated for impairment its goodwill in accordance with the standard's guidance and determined these assets were not impaired.

The following pro forma table adjusts net income (loss) in 2001, 2000, and 1999, and basic and diluted loss per limited partner unit for the period in 2001 following the initial public offering to exclude amortization, net of any related tax effects on goodwill.


                                                                                        Inergy, L.P.
                                                                                        Consolidated
                                                                                       (In Thousands)
Years Ended September 30                                                      2001           2000            1999
                                                                        --------------- -------------- ---------------
Reported net income (loss)                                                      $4,349       $(1,829)          $(185)
   Add back goodwill amortization                                                1,720           282              28
                                                                        --------------- -------------- ---------------

Adjusted net income (loss)                                                      $6,069       $(1,547)          $(157)
                                                                        =============== ============== ===============

Reported predecessor net income for the period from October 1, 2000
through July 31, 2001                                                           $6,664
   Add back goodwill amortization                                                1,363
                                                                        ---------------
Adjusted predecessor net income                                                 $8,027
                                                                        ===============
Reported Inergy, L.P. net loss for the period from July 31, 2001
through September 30, 2001                                                    $ (2,315)
   Add back goodwill amortization                                                  357

                                                                        ---------------

Adjusted Inergy, L.P. net loss                                                $ (1,958)
                                                                        ===============
Adjusted partners' interest information for the period from July 31, 2001 through September 30, 2001:

   Non-managing general partners' interest in net loss                           $ (39)
                                                                        ===============
Limited partners' interest in net loss:
   Common unit interest:
      Allocation of net loss                                                     $(617)
      Less beneficial conversion value allocated to senior
         subordinated units                                                     (8,600)
                                                                        ---------------
      Net common unit interest                                                  (9,217)

   Senior subordinated interest:
      Allocation of net loss                                                    (1,110)
      Plus beneficial conversion value allocated to senior
         subordinated units                                                      8,600
                                                                        ---------------

                                                                        ---------------
      Net senior subordinated unit interest                                      7,490
   Junior subordinated unit interest                                              (192)
                                                                        ---------------
Total limited partners' interest in net loss                                   $(1,919)
                                                                        ===============
Reported net loss per limited partner unit - basic and diluted                  $(0.40)
   Add back goodwill amortization
                                                                                   .06
                                                                        ---------------

Adjusted net loss per limited partner unit - basic and diluted                  $(0.34)
                                                                        ===============
Weighted average basic and diluted limited
partners' units outstanding                                                      5,726
                                                                        ===============



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

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INERGY, L.P.

                            By:  INERGY GP, LLC,
                                 Its Managing General Partner

Date: November 12, 2002     By:   /s/ R. Brooks Sherman Jr.
                                  -------------------------
                                  R. Brooks Sherman Jr.
                                  Sr. Vice President and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)



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